TEAM ASSET STRATEGY FUND

Supplement to the Prospectus dated December 9, 2009

Effective immediately, James Dailey is solely responsible for the day-to-day management of the TEAM Asset Strategy Fund.  Mr. Dailey has had ultimate decision-making authority with regard to the Fund’s investments since the Fund’s inception in 2009.  All references in the prospectus to Charles Brennaman as co-portfolio manager are hereby deleted in their entirety.

This supplement and the Prospectus provide the information a prospective investor should know about the TEAM Asset Strategy Fund and should be retained for future reference. A Statement of Additional Information, dated December 9, 2009, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (877) 832-6952.

Supplement dated October 11, 2010

TEAM ASSET STRATEGY FUND

Supplement to the Statement of Additional Information dated December 9, 2009

Portfolio Managers:

Effective immediately, James Dailey is solely responsible for the day-to-day management of the TEAM Asset Strategy Fund.  Mr. Dailey has had ultimate decision-making authority with regard to the Fund’s investments since the Fund’s inception in 2009.  All references in the Statement of Additional Information to Charles Brennaman as co-portfolio manager are hereby deleted in their entirety.

Shareholders should read this Supplement in conjunction with the Statement of Additional Information, as well as the TEAM Asset Strategy Fund’s prospectus.  These documents provide information that you should know before investing, and should be retained for future reference.  These documents are available upon request and without charge by calling Shareholder Services at (877) 832-6952.

 Supplement dated October 11, 2010